Exhibit 10.22

NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW UNLESS EITHER (I) THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. THE TERMS OF THIS WARRANT CONTAIN ADDITIONAL PROVISIONS RESTRICTING THE TRANSFER OF THIS WARRANT.

Warrant No. 001

WARRANT FOR THE PURCHASE

OF

SHARES OF COMMON STOCK

OF

GEOSPATIAL HOLDINGS, INC.

This certifies that, for value received, subject to the terms and conditions herein set forth, David Vosbein (the “Holder”), is entitled to purchase at any time during the Exercise Period (as defined below) at the Exercise Price (as defined below) a total of 2,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), of Geospatial Holdings, Inc., a Nevada corporation (the “Company”). The shares of Common Stock issuable upon exercise of this Warrant are referred to herein as the “Warrant Shares.” This Warrant is issued pursuant to that certain Employment Agreement, dated as of March 6, 2009, by and among the Company and the Holder (the “Employment Agreement”). Capitalized terms not otherwise defined herein have the meanings given to such terms in the Employment Agreement.

1. Exercise of Warrant.

1.1 Exercise Period. The Holder may exercise, in whole only, the purchase rights represented by this Warrant at any time and from time to time during the period (the “Exercise Period”) beginning on March 6, 2009, and ending at the close of business on March 6, 2019 (the “Expiration Date”), subject to the vesting provisions contained in the Employment Agreement.

1.2 Exercise Price. The Holder may exercise its purchase rights under this Warrant at a price per share of Common Stock (the “Exercise Price”) equal to $1.23.

1.3 Exercise Procedure.

(a) This Warrant shall be deemed to have been exercised when the Company shall have received all of the following from the person or entity exercising all or part of the purchase rights represented by this Warrant (the “Warrant Purchaser”): (i) this Warrant and (ii) freely transferable and immediately available lawful money of the United States of America in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”).

(b) Certificates for the Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Warrant Purchaser promptly after the exercise hereof.

(c) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Warrant Purchaser and the Warrant Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Shares at the close of business on the date of exercise hereof.

(d) The issuance of certificates for the Warrant Shares upon exercise of this Warrant shall be made without charge for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares.

(e) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which shall interfere with the timely exercise of this Warrant.

(f) The Warrant may not be exercised unless any required governmental approvals shall have been obtained and any applicable waiting periods shall have expired. The Company shall assist and cooperate with the Holder in making any governmental filings or obtaining any governmental approvals prior to or in connection with any exercise of this Warrant.

2. No Rights as Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company other than such rights that the Holder may have by virtue of its ownership or acquisition of Common Stock.

3. Transfer of Warrant. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act or under the securities laws of any state. This Warrant may not be assigned or negotiated without the express written consent of the Company. Neither this Warrant nor the Warrant Shares may be sold, transferred or pledged in the absence of (i) an effective registration statement for this Warrant, or the Warrant Shares, as the case may be, under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel in form and substance reasonably satisfactory to the Company that such registration or qualification is not required.

(a) The Company may cause the certificate or certificates evidencing all or any of the shares issued upon exercise of this Warrant to bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR

ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH OTHER LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

(b) Notwithstanding the provisions set forth above, no such registration statement or opinion of counsel shall be required for any transfer of any Warrant Shares in compliance with Rule 144 or Rule 144A.

4. Warrant Exchangeable for Different Denominations. This Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights represented hereunder, and each of such new Warrants shall represent such portion of such rights as shall be designated by the Holder at the time of such surrender. The date on which the Company initially issues this Warrant shall be deemed the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

5. Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender of such certificate, the Company shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

6. Representations, Warranties and Covenants as to Warrant Shares. The Company shall at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. The Company shall not take any action which shall cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon the exercise of this Warrant. If any shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant shall require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

7. Notice. All notices required or permitted hereunder shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

8. Amendment. This Warrant shall not be amended except by an instrument in writing signed by the Company and the Holder.

9. Titles and Subtitles. The titles and subtitles used in this Warrant are used for reference only and are not to be considered in construing or interpreting this Warrant.

10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

11. Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto irrevocably consent to the exclusive jurisdiction of the Federal and state courts, located in Wilmington, Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding shall be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto hereby waive any and all rights to trial by jury in any action or proceeding to enforce or defend any rights under this Warrant.

12. Facsimiles. This Warrant and transactions contemplated hereby may be closed by the delivery of facsimile copies of the signature set forth on the next page.

[Remainder of Page Intentionally Left Blank]

THIS WARRANT NO. 001 IS ISSUED this 6th day of March, 2009.

GEOSPATIAL HOLDINGS, INC.

By:
Mark A. Smith, Chief Executive Officer

NAME AND ADDRESS OF HOLDER

David Vosbein

503 Fairpoint Drive

Gulf Breeze, FL 32561